Exhibit 24.1

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ CHERYL K. BEEBE
Cheryl K. Beebe

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ DUANE FARRINGTON
Duane Farrington

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ DONNA A. HARMAN
Donna A. Harman

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ HASAN JAMEEL
Hasan Jameel

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ MARK W. KOWLZAN
Mark W. Kowlzan

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ ROBERT C. LYONS
Robert C. Lyons

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ THOMAS P. MAURER
Thomas P. Maurer

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ SAMUEL M. MENCOFF
Samuel M. Mencoff

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ ROGER B. PORTER
Roger B. Porter

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ THOMAS S. SOULELES
Thomas S. Souleles

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ PAUL T. STECKO
Paul T. Stecko

SPECIAL POWER OF ATTORNEY

The undersigned constitutes and appoints Mark W. Kowlzan, Robert P. Mundy and Kent A. Pflederer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission by Packaging Corporation of America, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

DATED: February 25, 2020

/s/ JAMES D. WOODRUM
James D. Woodrum